SUPPLEMENT DATED November 3, 2003

TO THE PROSPECTUS and THE SAI OF

Montana Tax-Free Fund, Inc. • ND Tax-Free Fund, Inc. • South Dakota Tax-Free Fund, Inc.

Dated May 1, 2003

TO THE PROSPECTUS and THE SAI

I. Through out the Prospectus and SAI the following names have changed to:

a) ND Money Management, Inc. (the Investment Adviser) has changed to: Integrity Money Management, Inc.

b) ND Resources, Inc (the Transfer Agent) has changed to: Integrity Fund Services, Inc.

TO THE PROSPECTUS

I. The third full paragraph in the section “How To Buy Shares” on page 23 is replaced with the following:

Purchase requests should be addressed to the authorized dealer or agent from which you received this Prospectus. Such dealers or agents may place a telephone order with ND Capital for the purchase of shares. It is the broker’s or dealer’s responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Payment for shares purchased by telephone should be received within three business days. Checks should be made payable to the name of the applicable fund. The Funds' transfer agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

I. The second full paragraph in the section “How To Sell Shares” on page 25 is replaced with the following:

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such dealers or agents may place a fax, telephone or mail in order to ND Capital for the sale of shares. It is the broker’s or dealer’s responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined NAV.

II. The first full paragraph in the section “How To Sell Shares” on page 26 is replaced with the following:

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check payable to someone other than the shareholder of record, or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association, or brokerage firm. A notary public cannot provide a signature guarantee.

TO THE SAI

I. The first full paragraph in the section “Redemptions” on page B-30 is replaced with the following:

Any Fund shareholder may require the Fund to redeem shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702, alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Distributor and from which this Prospectus was received, which dealer or agent will telephone such request to the Distributor. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power with signatures guaranteed amounts over $100,000 and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner. The redemption price will be the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge, as described below. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When the Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days of the purchase date).